Exhibit 99.1

Company Overview March 2021

This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including, but not limited to, statements concerning our future results of operations, business strategy, current and prospective products and technology, growth prospects, market share and market size, expansion opportunities, securities listing, the impact of COVID - 19 on our future prospects, the strength of our competition, illustrative unit economics and return - on - investment, timing and likelihood of success, adoption by potential customers, continued usage of our products by current customers, and plans and objectives of management for future operations, are forward - looking statements . Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “plan,” “would,” and similar expressions or words, identify forward - looking statements . These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward - looking statements . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in an evolving environment . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise . Although we believe the expectations reflected in such forward - looking statements are reasonable, we can give no assurance that such expectations will prove to be correct . Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements . No representations or warranties, expressed or implied, are made about the accuracy of any such forward - looking statements . Disclaimer 1

Introduction 2

Investment Highlights Increases Physician Productivity and Optimizes Reimbursement Scalable Business Model with Compelling Unit Economics Leading Health System Customer Base with High Net Revenue Retention Tech - Enabled Virtual Medical Documentation & Clinical Support Differentiated Product Offering – Ambient, Mobile, Remote, Real - Time 3

Manny Krakaris Chief Executive Officer Highly Experienced Management Team Sandra Breber Chief Operating Officer Ian Shakil Co - Founder & Chief Strategy Officer Davin Lundquist, MD Chief Medical Officer Paul Ginocchio Chief Financial Officer Jonathan Hawkins Chief Revenue Officer Saurav Chatterjee Chief Technology Officer Rashed Noman Country Manager, Bangladesh 4

Executive Summary 5

6

# Significant Market Need to Reduce Administrative Burden on Physicians

## Patient Care



**In-Person**
**+**
**Remote**



**CLINICIAN TIME**



## Legacy Model

**~1/3**
**of physician's day**
**on the computer** [1]



## EHR Pain Point



Electronic health records (EHRs) are mandated

70,000+ ICD-10 procedure codes and 69,000+ diagnosis codes

32 clicks to order a flu shot

## Issues

Physicians spending excessive time in the EHR reduces **patient throughput** and negatively impacts **patient satisfaction**

Physician burnout is significant, costing health systems up to **$1M** to replace a single physician [2]

Current market conditions (*e.g.*, COVID-19) have further highlighted the need for tech-enabled solutions and **remote** clinical support vs. **in-office**

(1) Physician Compensation Report, 2019; National Physician Report, 2019.
(2) Annals of Internal Medicine, June 2019.

AUGMEDIX

Improve Physician Productivity Higher throughput Increase Physician & Patient Satisfaction Higher visit quality Reduce Physician Burnout $4.6B problem (3) Let physicians focus on what matters most: Patient Care • Productivity increase by up to 20% (1) • Patient visit increase of 1 - 2+ per day (1) • Physicians pay more attention to patients (2) • Augmedix service improved overall experience (2) • Saves physicians 2 - 3 hours per day in the EHR (1) • Increases satisfaction with work - life balance by 49% (4) (1) Internal studies. (2) Representative results from selected customer surveys of patients. (3) Annals of Internal Medicine, June 2019. (4) Q3 2020 customer survey. Augmedix’s Solutions Enhance Provider Workflows, Create Value for Health Systems & Improve Patient Satisfaction The Value Proposition 7

$1B Expansion Opportunity within Existing Customers Current Customers >50,000 (1) Addressable Physicians Major Health Systems (2) $6B U.S. Market Opportunity Opportunity ~295,000 (1) Addressable Physicians in U.S. 4M+ Notes to Date 35K+ Notes / Week Scale Today Increasing Market Opportunity Leveraging Momentum & Scale (1) Company Estimates out of a total of more than 1.1m US Clinicians. (2) Selected customers shown. INDIA BANGLADESH UNITED STATES SRI LANKA 4 Countries 8

Technology & Documentation Livestream PHYSICAN High - Quality Patient Care Electronic Health Record • Advanced technology coupled with domain expertise • 2 - way, synchronous communication PHYSICIAN PATIENT Natural Conversation • In exam room • Virtual visits / telemedicine Enhanced Documentation Medical documentation uploaded for the physician’s sign - off Augmedix Eases the EHR Burden on Providers & Creates System Efficiencies AUGMEDIX SERVICE PLATFORM 9

Proprietary Technology and Intelligent Automation Drive Innovation 10 Medical Notes Care Reminders HIPAA - Compliant Data Channel Data Services Coding POINT OF CARE MACHINE LEARNING Feedback Loop Data Services Platform Augmedix Data Third Party Sources Unique Datasets + Artificial Intelligence = Enhanced Data Services & Efficiency Gains SERVICE PLATFORM NOTEBUILDER Natural Language Processing (NLP) Automatic Speech Recognition (ASR)

Augmedix Platform The Augmedix Platform leverages the combination of clinical datasets , software tools , and AI in a process called Intelligent Automation to transition the RDS (Remote Documentation Specialist) from note creator to note editor • Less time to complete note • Higher note q uality • Lower RDS training expense • Broader poo l of RDS candidates Utilizes Intelligent Automation to Augment RDS Capabilities 11 Two - way communication with RDSs for optimal workflow and efficiency Visit data is organized and structured based on reference data RDSs leverage speech - to - text to capture dictations for medical assessments NLP models generate note suggestions from the audio stream Sentences are auto - generated based on assistants’ selections SERVICE PLATFORM

Easily adaptable to remote environments across 35+ specialties Remote Clinical Support • Platform works with many telemedicine applications • Secure connection • Unobtrusive to patient • Mobile COVID - 19 Pandemic Served as Catalyst for Telemedicine ~30% of Augmedix Notes are from Telemedicine Visits 1 12 (1) Based on data as of September 30, 2020

Mobile Augmedix’s Tech - Enabled Solutions Drive Value for All Constituents 13 Ambient vs. dictated Remote vs. in - person Real - Time vs. delayed vs. fixed • Comprehensive notes and coding • Interactive, value - added services and support • Physician peace of mind • Natural physician - patient conversation • Time - efficient • Increased productivity • Unconstrained labor supply • Unobtrusive to patient • Less expensive and higher margin • Facilitate physician mobility anywhere from office or home • Promotes additional use Essential Enablers of Telemedicine

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# Health Systems Partner with Augmedix for Greater Productivity & Satisfaction

## Optimized Physician **Productivity**

Accuracy
Comprehensiveness
Timeliness

→ See more patients
→ More accurate & comprehensive coding

### Case Study



Primary Care
wRVUs per Clinic Hour (1)
136 providers evaluated
Specialists
Baseline
Augmedix
4.3
4.7
10.8
12.0
1 wRVU = $86 Revenue

| +9.7% | Hourly Productivity Increase | +11.1% |
|---|---|---|

## High Physician **Satisfaction**

*"Augmedix has really taken a load off me so I can spend more time with my patients."*



**Jane Lindberg, MD**
Dignity Health

*"I cannot imagine my career without my remote specialist. It slashes my work in half."*



**Hany Fouad, MD**
Dignity Health

*"The service has unequivocally improved my quality of life."*



**Andrew Laster, MD**
AOCC Arthritis & Osteoporosis Consultants of the Carolinas

**$500K to $1M (2)** — **Cost per physician churn to a health system**

(1) wRUV denotes work relative value units, a measure of the relative time and work associated with completing a procedure or appointment.

(2) Annals of Internal Medicine, June 2019.

AUGMEDIX

Expand our Offerings to Increase TAM and Margins 15 Upsell / Migrate Coding Support Reminder Support Order Support Medical Documentation 2014 Launch Live Dedicated specialists provide live clinical support & medical documentation In Real - time Estimated 50 - 55% gross margin at scale 2020 Launch Specialists asynchronously create medical documentation Medical Documentation Notes Overnight, for next shift Estimated 55 - 60% gross margin at scale

Efficiency & Throughput Lower Higher Live Notes Comprehensive Notes & Ancillary Services Lower Higher Dictation Only Non - Real Time Documentation Real - Time Documentation & Clinical Support Improved physician productivity & patient satisfaction In - network referral, order sets, and reminder support Specialty - trained assistants with synchronous communication Real - time medical documentation & clinical support services Comprehensive, Market - Leading Solutions Ambient clinician - patient conversation, unobtrusive to patient Source: Company Management. * ED denotes emergency department / ambulatory. Flexible & Proven Tech - Enabled Solutions Position Us to Succeed 16 (in - person; predominantly ED) (remote; clinical & ED* settings)

• Synchronous data streaming • Data security • Proprietary automation technology • Deeply embedded in workflow • Ease of use and flexibility • Strong value proposition • Depth of team • Medical knowledge • Recruiting and training • 4M+ notes to date, 35K+ per week • Significant operational infrastructure • Top - tier health system customers Scale & Technology Create Significant Barriers to Entry 17 SCALE TECHNOLOGY PEOPLE STICKINESS

$7.3 $10.9 $14.3 (33%) 8% 34% -40% -20% 0% 20% 40% 60% $- $2 $4 $6 $8 $10 $12 $14 $16 2017 2018 2019 Note: Management financials, unaudited; fiscal year end of December 31 st . Financial Summary 18 $10.2 $11.9 33% 40% -40% -20% 0% 20% 40% 60% $- $2 $4 $6 $8 $10 $12 $14 $16 Nine Mos. Ended Sept. 2019 Nine Mos. Ended Sept. 2020 +49% +31% Consistent Financial Performance Strong Growth Throughout COVID - 19 Pandemic +17% $ in millions $ in millions 113% Net Revenue Retention Rate (3) (1) As of fourth quarter 2020. Lifetime Value (LTV) is calculated by ARPU / (Annual Churn Percentage) x expected contribution mar gin . Customer Acquisition Cost (CAC) is the sales and marketing spend in the previous quarter divided by the number of new clinicians sold in the most recent quarter plus the onboarding costs in the mo st recent quarter divided by the number of go lives in the same quarter. (2) As of fourth quarter 2020. Payback period is calculated by CAC divided by the expected contribution profit in the first yea r x 12. (3) Based on current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago but excludes revenue from new Health Enterprises for the current period LTV/CAC (1) : 6x Payback Period (2) : ~12 months

Large Market Opportunity with Growing Need for Real - Time Remote Documentation Services ▪ Boosts physician productivity by 10%+ and significantly improves physician job satisfaction Differentiated Platform with Industry - Leading Solutions ▪ Proprietary automation, including NLP modules, create timely, accurate, and structured EHR notes from natural physician - patient conversation Attractive Scaling Subscription - Based Model ▪ ~295K addressable physicians managing ~600M patient visits annually across 35+ specialties ▪ Consistent top - line growth, with 2017 - 2019 revenue CAGR of 42% and 3Q20 gross margin of 44% (vs. 36.2% in Q3 2019) Significant Barriers to Entry ▪ Scale of 35K+ notes per week, and remote documentation specialists across 4 countries ▪ Depth of team, medical knowledge, and expertise in recruiting and training RDS ▪ Stickiness of a deeply embedded platform in physician workflow Highly Experienced Management Team Backed by Blue - Chip Investors ▪ Senior team and Board of Directors with deep healthcare, technology, and finance experience ▪ Backed by leading technology - focused investors including Redmile Group, McKesson Ventures, DCM, and LifeSci Venture Partners Augmedix Highlights 19